                                                                    Exhibit 23.2

                           [ERNST & YOUNG LETTERHEAD]

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the incorporation by reference in the following Registration Statements of our report dated February 16, 2001 with respect to the consolidated financial statements of Encal Energy Ltd. filed as an appendix to the Annual Report on Form 10-K of Calpine Corporation for the year ended December 31, 2002.

Form      Registration Statement   Description                   Registrant                              Date Filed
          No.
S-8       333-16529                Registration Statement        Calpine Corporation                     November 21, 1996
S-3/A2    333-72583                Registration Statement        Calpine Corporation                     March 19,1999
S-3/A3    333-87427                Registration Statement        Calpine Corporation                     October 27, 1999
                                                                 Calpine Capital Trust
S-8 POS   333-34002                Registration Statement        Calpine Corporation                     May 3, 2000
S-8       333-37366                Registration Statement        Calpine Corporation                     May 18, 2000
S-3/A     333-40652                Registration Statement        Calpine Corporation                     July 24, 2000
S-3/A     333-56712                Registration Statement        Calpine Corporation                     April 17, 2001
S-8       333-59200                Registration Statement        Calpine Corporation                     April 19, 2001
S-3/A     333-59786                Registration Statement        Calpine Corporation                     July 31, 2001
S-3/A     333-67446                Registration Statement        Calpine Corporation                     September 20, 2001
                                                                 Calpine Canada Energy Finance ULC
                                                                 Calpine Canada Energy Finance II ULC
S-3/A     333-66078                Registration Statement        Calpine Corporation                     October 22, 2001
S-3/A     333-71966                Registration Statement        Calpine Corporation                     November 6, 2001
S-3/A     333-76880                Registration Statement        Calpine Corporation                     April 10, 2002
                                                                 Calpine Canada Energy Finance ULC
                                                                 Calpine Canada Energy Finance II ULC
                                                                 Calpine Capital Trust IV
                                                                 Calpine Capital Trust V
S-3/A     333-85654                Registration Statement        Calpine Corporation                     June 19, 2002

                                                      "signed Ernst & Young LLP"

Calgary, Canada
March 31, 2003                                             Chartered Accountants